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                                                                    EXHIBIT 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 15, 1999, in the Amended Registration Statement (Form SB-2, Amendment No. 3) and related Prospectus of Travelnstore.com Inc. for the registration of 1,153,847 shares of its common stock.




                                             /s/  Farber & Hass LLP

Oxnard, California
December 10, 1999